UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

NCR ATLEOS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (678) 808-6995

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced separation of NCR Atleos Corporation (formerly known as NCR Atleos, LLC) (the “Company”) from NCR Corporation (“NCR”), the Company filed (i) a Certificate of Conversion with the Secretary of State of the State of Delaware, which became effective as of 9:30 a.m. Eastern time on October 10, 2023 (the “Effective Time”), (ii) Articles of Conversion with the Maryland State Department of Assessments and Taxation (the “SDAT”), which became effective as of the Effective Time and (iii) Articles of Incorporation of the Company (the “Charter”) with the SDAT, which became effective as of the Effective Time. Pursuant to the foregoing filings, at the Effective Time, the Company converted (the “Conversion”) from a Delaware limited liability company to a Maryland corporation and changed its name from “NCR Atleos, LLC” to “NCR Atleos Corporation.” In connection with the Conversion, the Company also adopted the Bylaws of NCR Atleos Corporation (the “Bylaws”).

A summary of the material provisions of the Charter and Bylaws can be found in the section titled “Description of Capital Stock” on pages 190 through 196 of the Company’s Information Statement, dated August 14, 2023, which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2023, which pages are incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter and Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Incorporation of the Company

3.2	Bylaws of the Company

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
President, Treasurer and Secretary

Date: October 10, 2023